EXHIBIT 99.2

April 14, 2022

NOTICE OF REDEMPTION OF ALL WARRANTS (CUSIP 10258 P110)

Dear Warrant Holder,

Bowlero Corp. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on May 16, 2022 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated March 2, 2021 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”) for a redemption price of $0.10 per Warrant (the “Redemption Price”). Each Warrant entitles the holder thereof to purchase one share of Common Stock for a purchase price of $11.50 per share, subject to certain adjustments. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders. Warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO and still held by the initial holders thereof or their permitted transferees are also subject to this notice of redemption. The Warrants trade on the New York Stock Exchange under the symbol “BOWL.WS”. On April 13, 2022, the closing price of the Common Stock was $12.28.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice. We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants. Please note that the act of exercising is VOLUNTARY, meaning that a holder of Warrants must instruct its broker to submit its Warrants for exercise.

The Company is exercising this right to redeem the Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the Warrants if the last sale price of the Common Stock equals or exceeds $10.00 per share on the trading day before the Company sends the notice of redemption.

Under Section 6.2 of the Warrant Agreement, holders of the Warrants may elect to exercise their Warrants on a “cashless basis” pursuant to subsection 3.3.1 and receive a number of share of Common Stock determined by the terms of the Warrant Agreement based on the volume weighted average price of the Common Stock for the ten (10) trading days immediately following on the third (3rd) trading day prior to the date on which notice of redemption is delivered to holders (a “Make-whole Exercise”). The Company will provide the Holders with the final fair market value of the Warrants no later than one Business Day after the end of the 10-trading day period described in the immediately preceding sentence (the “Fair Market Value Notice”).

EXERCISE PROCEDURE

Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock for cash or on a “cashless basis”. Each Warrant entitles the holder thereof to purchase one share of Common Stock at a cash price of $11.50 per Warrant exercised (the “Exercise Price”). Each Warrant also entitles the holder thereof to exercise the Warrant on a “cashless basis” and pay the per warrant exercise price by surrendering of a certain number of shares of Common Stock that such holder would have been entitled to receive upon a cash exercise of each Warrant. The terms of the “cashless basis” exercised will be described in the Fair Market Value Notice.

If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants because the process to exercise is voluntary.

Persons who are holders of record of their Warrants may exercise their Warrants by sending a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised, to the Warrant Agent:

Continental Stock Transfer & Trust Company

1 State Street, Floor 30

New York, NY 10004

Attention: Reorganization Department

Telephone: (212) 509-4000

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The fully and properly completed Election to Purchase must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For holders of Warrants who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on May 18, 2022, to deliver the Warrants to the Warrant Agent. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at $0.10 per Warrant), and not for exercise.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.

*****

Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Bowlero Corp.

/s/ Jason F. Cohen
By: Jason F. Cohen
Title: Chief Legal Officer

[Signature page to the Notice of Redemption]

Annex A

Bowlero Corp.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ______________ shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Bowlero Corp. (f/k/a Isos Acquisition Corporation ) (the “Company”) in the amount of $______________ in accordance with the terms hereof or the undersigned hereby elects “cashless exercise” to receive ________________ shares of Common Stock in exchange for __________________ Warrants. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of ______________, whose address is _________________________ and that such shares of Common Stock be delivered to whose address is _________________________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of ______________, whose address is _________________________, and that such Warrant Certificate be delivered to ______________, whose address is _________________________.

In the event that the Warrant has been called for redemption by the Company pursuant to  Section 6.2 of the Warrant Agreement and the Holder has elected cashless exercise pursuant to Section 6.2 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 6.2 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following:

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of  ______________, whose address is _________________________, and that such Warrant Certificate be delivered to ______________, whose address is  _________________________.

[Signature Page Follows]

Date of Exercise:                 , 2022 (Date Notice and warrants are delivered to Warrant Agent)

(Name)

(Signature)

(Address)

(Tax Identification Number)
Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).